UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 10, 2007


                             SCHOOL4CHAUFFEURS, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


        DELAWARE                  333-141406                  20-5478196
________________________  ________________________  ____________________________
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                              Number)

 1830 E. Miraloma, Suite D, Placentia, CA                             92870
___________________________________________                         __________
   (Address of principal executive office)                          (Zip Code)


                                 (714) 524-2198
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                       N/A
                  _____________________________________________
                 (Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     We are no longer required to obtain a private vocational educational license from the State of California. The Private Postsecondary and Vocational Education Reform Act became inoperative on July 1, 2007 unless another piece of legislation was passed by the State of California Legislature and signed into law by Governor Arnold Schwarzenegger. The Governor did not sign into effect any new law.

     The current law (Education Code Section 94999) provided for a sunset date (no longer applicable) of July 1, 2007 and a repeal date of January 1, 2008. This means that training schools like us will no longer need to seek or maintain approval or registration from the State of California to operate a private vocational educational institution legally in California.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         SCHOOL4CHAUFFEURS, INC.



                                         By: /s/ JEFFERY E. JONES
                                            _____________________________
                                            Name:  Jeffery E. Jones
                                            Title: President



Dated:  October 10, 2007